Triumph Group, Inc.

Investor Conference Call

March 23, 2010

Triumph Group, Inc.

Forward-Looking Statements / Additional Information

Forward-Looking Statements

Parts of this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause Triumph's actual results, performance, or achievements to be materially different from any expected future results, performance, or achievements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Triumph and Vought, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure to obtain the approval of Triumph shareholders; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. For more information, see the risk factors described in Triumph's current Form 10-K and other SEC filings.

Additional Information

In connection with the proposed merger, Triumph will file a proxy statement with the SEC. Triumph will mail the definitive proxy statement, when available, to its shareholders. Investors and security holders are urged to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement (when available) and other related documents filed by Triumph with the SEC at the SEC's website at http://www.sec.gov. The definitive proxy statement (when available) and the other documents may also be obtained for free by accessing Triumph's website at http://www.triumphgroup.com under the heading "Investor Relations" and then under the heading "Financial Information" and then under the heading "SEC Filings."

Participants in the Solicitation

Triumph and its directors, executive officers and certain other members of management and employees may be soliciting proxies from shareholders in favor of certain matters relating to proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders in connection with such matters is filed with the SEC. Information about the directors and executive officers of Triumph is set forth in Triumph's definitive proxy statement filed with the SEC on June 23, 2009. Additional information regarding the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the SEC. You may obtain a free copy of the definitive proxy statement (when available) and other related documents filed by Triumph with the SEC using the contact information described above.

Participants

Richard C. Ill
Chairman & Chief Executive Officer

Jeffry D. Frisby
President & Chief Operating Officer

M. David Kornblatt
Executive Vice President, Chief Financial Officer & Treasurer

Elmer L. Doty
President & CEO – Vought Aircraft Industries, Inc.

Why We Are Acquiring Vought

- **Creates a leading Tier One Capable Supplier with scale**
  - Approximately $3.1 billion in sales and $446 million in pro forma adjusted EBITDA (1)
- **Acquire premier Aerospace franchise, adding substantial technical capabilities at an attractive valuation**
  - Critically important aerostructures technologies on current and future platforms
  - Over 80% of 2009 revenues associated with sole source long-term contracts
  - Valuation of approximately 5.8x adjusted EBITDA (1)
- **Excellent strategic fit**
  - Complementary platforms and capabilities with similar mix of commercial and military
  - Provides further diversification across customers and programs
  - Exposure to new growth platforms
  - Substantial business combination synergies
- **Transaction expected to be accretive with immediate uplift in EPS, while maintaining financial flexibility**
  - Provides in excess of $1.00 of EPS accretion for FY2011 (based on full year impact), without considering synergies or costs associated with the transaction
  - Generates approximately $8 - $10 million ($0.30 - $0.40 per share) of annual run-rate synergies within 18 months
  - Maintains conservatively levered balance sheet with total leverage of 3.2x pro forma adjusted EBITDA (1) and significant free cash flow

(1) Pro forma adjusted LTM EBITDA as of 12/31/09. EBITDA includes certain Vought acquisition and purchase accounting adjustments, EBITDA does not include any impact of recently acquired Fabritech, Inc.

Transaction Overview

Transaction Value:	Approximately $1.44 billion
Consideration to Vought Shareholders:	53% cash – $525 million 47% stock – approximately 7.5 million shares of TGI stock ($461 million) (1)
Ownership Structure:	TGI Existing Shareholders: Approximately 69% The Carlyle Group: Approximately 31% Subject to transfer restrictions for (1) one year and (2) thereafter from transferring to certain large shareholders of stock
Expected Closing:	July 1, 2010 Subject to normal regulatory approval and TGI shareholder vote

(1) Price as of 3/22/10.

Sources and Uses

($ in millions)

Sources	Amount	Uses	Amount
Existing Cash	$292	Stock Consideration to Vought Shareholders	$461
Borrowings Under Existing Facilities	189	Cash Consideration to Vought Shareholders	525
New Acquisition Debt	700	Other Consideration to Vought Shareholders	27
Issuance of TGI Common Stock (1)	461	Repayment of Vought Debt	590
		Estimated Fees & Expenses	39
Total Sources	**$1,642**	**Total Uses**	**$1,642**

- Have 100% committed acquisition financing to close transaction
- Permanent financing will use a combination of existing facilities with relationship banks and new debt securities
- Pro forma for the transaction, total leverage will be 3.2x pro forma adjusted EBITDA (2) with approximately $750 million of free cash flow available for debt reduction over the five year projection period

(1) 7.5 million shares issued based on closing price of $61.22 as of 3/22/10.
(2) Pro forma adjusted LTM EBITDA as of 12/31/09. EBITDA includes certain Vought acquisition and purchase accounting adjustments, EBITDA does not include any impact of recently acquired Fabritech, Inc.

Vought Overview

Triumph Group, Inc.

Vought at a Glance

Revenue by Segment


Business Jet
14%
Commercial
51%
Military
35%

Key Products / Capabilities


Fuselages
Wings
Empennages
Nacelles
Helicopter Cabins

Revenue by Customer


Other
12%
Boeing
Commercial
46%
Sikorsky
6%
Airbus
8%
Gulfstream
11%
Boeing IDS
17%

Commercial

- 2009A Revenue: $947 million
- Tier 1 supplier of aerostructures to Boeing and Airbus
- Key Programs:
  - A330
  - A340
  - B-737
  - B747-400/8
  - B-767
  - B-777
  - B-787

Military

- 2009A Revenue: $664 million
- Tier 1 supplier of aerostructures for strategic transports, rotor and UAV military aircraft
- Key Programs:
  - C-17 Globemaster III
  - C-130J Super Hercules
  - V-22 Osprey
  - Global Hawk UAV
  - KC-X Tanker
  - H60 Black Hawk

Business Jet

- 2009A Revenue: $267 million
- Tier 1 supplier of aerostructures for medium to large business jet aircraft
- Key Programs:
  - Gulfstream G450
  - Gulfstream G550
  - Cessna Citiation X
  - Hawker 800

Vought Capabilities


Fuselage
Empennage
Wing
Nacelles, Doors, Pylons and Radome
Vertical fin
Rudder
Dorsal fin
Small cargo door
Horizontal stabilizer
Elevator
Trailing edge panels
Bulk cargo door
Fixed trailing edge
Pressure dome bulkhead
Wing-body fairings
Trailing edge flaps – inboard
Landing gear beam
Flap track fairings
Large cargo door
Inboard flaperon
Passenger entry doors
Trailing edge flaps – outboard
Aileron
Keel beam
Wing center section
Floor beams
Main landing gear doors
Leading edge slats
Inspar ribs and stringers
Pylon
Spoilers
Wingtip
Radome
Wing box
Fixed leading edge
Nose landing gear
Main landing gear
Nose landing gear door
Plug and nozzle
Engines
Nacelles, struts and fairings
Other Suppliers

Vought – Top Commercial & Business Jet Programs

Aircraft	Main Products		Sole – Source*	Year Program Commenced*
 Boeing 747-400/-8	• Fuselage panels and empennage (vertical and horizontal stabilizers, aft body section)		✓	1966
 Gulfstream 450/550	• G450: Nacelle components and wing boxes • G550: Integrated wings		✓	1983/1993
 Airbus 330/340	• Upper skin panel assemblies, center spar and midrear spar, mid and outboard leading edge assemblies		✓	1988/1998
 Boeing 777	• Inboard flaps, outboard flaps, spoilers, ailerons and spare requirements		✓	1993
 Boeing 767	• Wing center section, horizontal stabilizer, aft fuselage section, and nacelle components		✓	1980
 Boeing 787*	• Composite detail parts for body sections 47 and 48 • Engineering Services		✓	2005
 Boeing 737	• Inboard flaps • New contract awarded in 2009		Dual-sourced	2011

Vought Manufactured Structures

* Note: Indicates programs where Vought is currently the sole provider and the approximate year Vought began supporting the program; B787 includes B787 Engineering Services.

Vought – Top Military Programs

Aircraft	Main Products		Sole – Source*	Year Program Commenced*
 Boeing C-17	• Empennage, nacelle components, and internal wing structure		✓	1983
 Sikorsky H-60	• Cabin structure for the 'M' 'L' and 'S' variants		Dual-sourced with OEM	2004
 Bell/Boeing V-22	• Fuselage skin panels, empennage, and ramp door assemblies		✓	1993
 Lockheed C-130	• Empennage		✓	1953
 Global Hawk	• Integrated composite wing		✓	1999

Vought Manufactured Structures

* Note: Indicates programs where Vought is currently the sole provider and the approximate year Vought began supporting the program.

Vought Recent Developments

- In July 2009, Vought sold the assets and operations of its 787 program at its Charleston, SC facility to Boeing
  - The facility is where Vought built a key structure for Boeing's 787 Dreamliner airplane
  - The transaction provided immediate and long-term benefits for Vought
    - Strengthened relationship with important strategic customer
    - Relief from significant further operating losses and further investment in 787, which materially improved cash flow
    - Significantly strengthened financial position

Strategic Rationale

Triumph Group, Inc.

Strategic Rationale

- Creates leading Tier One Capable Supplier with scale
- Solidifies diversification across end markets / platforms
- Expands capabilities and technical footprint at an attractive valuation
- Enhances growth opportunities
  - New programs and platforms
  - Ability to participate in emerging sector trends / growth
- Creates substantial synergy opportunities

Creates Leading Tier One Capable Supplier with Scale

($ in millions)

CY2009 Pro Forma Revenue



$8,000
6,000
4,000
2,000
0
$6,686
$5,846
$4,079
$3,132
$1,938
$1,916
$1,883
$1,810
$1,435
$1,433
$1,254
$437
GR
PCP
SPR
TGI PF
BEAV
MOG.A
MGGT
CW
WGOV
ESL
TGI
DCO

CY2009 Pro Forma Adjusted EBITDA (1)



$1,800
1,500
1,200
900
600
300
0
$1,633
$1,182
$530
$451
$446
$351
$246
$241
$239
$225
$197
$45
PCP
GR
MGGT
SPR
TGI PF
BEAV
CW
MOG.A
WGOV
ESL
TGI
DCO

(1) Pro forma adjusted LTM EBITDA as of 12/31/09. EBITDA includes certain Vought acquisition and purchase accounting adjustments, EBITDA does not include any impact of recently acquired Fabritech, Inc.

Solidifies Diversification Across End Markets / Platforms

Triumph End Markets



Business Jet
5%
Regional Jet
3%
Non-
Aviation
6%
Commercial
48%
Military
38%

Vought End Markets



Business Jet
14%
Commercial
51%
Military
35%

Combined End Markets



Non-
Aviation
2%
Regional Jet
1%
Business Jet
11%
Commercial
50%
Military
36%

Triumph Top 10 Platforms

Rank	Platform
1	Boeing 737
2	Boeing 777
3	Bell/Boeing V-22
4	Sikorsky H-60
5	Boeing CH-47
6	Boeing C-17
7	Airbus A320
8	Boeing 767
9	Boeing 747
10	Boeing 787

Vought Top 10 Platforms

Rank	Platform
1	Boeing 747-8
2	Boeing C-17
3	Gulfstream 450/550
4	Airbus 330/340
5	Sikorsky H-60
6	Boeing 777
7	Bell/Boeing V-22
8	Boeing 767
9	C-130 Cargo
10	Global Hawk / BAMS

Combined Top 10 Platforms

Rank	Platform
1	Boeing 747-8
2	Boeing C-17
3	Gulfstream 450/550
4	Boeing 777
5	Sikorsky H-60
6	Bell/Boeing V-22
7	Airbus 330/340
8	Boeing 737
9	Boeing 767
10	Boeing CH-47

Expands Capabilities and Technical Footprint

- Extensive capabilities of a Tier I supplier
  - 250+ engineers supporting design programs plus 800+ manufacturing engineers
  - Complete design life cycle from concept to drawing maintenance
  - Broad experience with multiple customers, platforms and structures
- Engineering services include design assist, research and development, test lab and bid and proposal design
- Recent relevant experience
  - High performance metal structures
  - Carbon fiber composites
  - Latest hardware, software and collaboration tools
  - Intimate knowledge of advanced manufacturing and tooling solutions

Enhances Growth Opportunities – New Programs / Platforms

Commercial

- 787 / A350 high rate dual sourcing
- Increased Airbus content – US$ content
- Possible re-engined A320 and 737
- Next generation single aisle

Military

- USAF Tanker
- Next generation unmanned aircraft systems
- Joint heavy lift rotorcraft

Business and Regional Jets

- Re-launch of the Cessna Columbus
- Scope growth on existing platforms
  - C-Series
  - Cessna
  - Gulfstream
- Next generation business and regional jets

Combination Well-Positioned for Cycle Recovery in Cargo / Asia

- Combined platform footprint allows for exposure to sector growth trends, for example:
  - Two of Triumph's top 5 programs will directly benefit from improving cargo flows and traffic growth in Asia
  - To address this trend, Boeing has recently announced increased production rates for both the 747-8 and 777
    - 747-8 production rate increased from 1.5 per month to 2 per month starting in mid 2012 versus mid 2013 in original plan
    - 777 production rate increased from 5 per month to 7 per month in mid 2011

Combined Top 10 Platforms

Rank	Platform
1	Boeing 747-8
2	Boeing C-17
3	Gulfstream 450/550
4	Boeing 777
5	Sikorsky H-60
6	Bell/Boeing V-22
7	Airbus 330/340
8	Boeing 737
9	Boeing 767
10	Boeing CH-47

Cargo Growth



40%
30%
20%
10%
0%
(10%)
(20%)
(30%)
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10

Regional Passenger Traffic (N. America vs. Asia)



10%
5%
0%
(5%)
(10%)
(15%)
(20%)
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Asia
North America

Source: International Air Transport Association and RBC Capital Markets.

Creates Substantial Synergy Opportunities

- Corporate Cost Synergies
  - Reduction in Vought auditor fees
  - Insurance savings already identified
- Supply Chain Rationalization
  - Vought currently purchases close to $200 million of items produced by Triumph, from other sources. Diligence has confirmed that opportunities exist to increase Triumph's share of this work content
  - Large amount of Vought manufactured parts are targeted for outsourcing. Triumph could be competitive in the manufacturing of some of these products through U.S. operations or by maximizing its Mexican facility
- Vertical Integration Synergies
- Enhanced Factory Utilization

TGI expects $8 - $10 million of annual run-rate synergies within 18 months

Triumph Group – Pro Forma Projections Post-Transaction

Triumph Group, Inc.

Pro Forma Projections

($ in millions)	Fiscal Year Ended March 31, 2011E	Fiscal Year Ended March 31, 2012E
Combined Pro Forma Revenue	$3,116	$3,300
Combined Pro Forma Adjusted EBITDA (1)	461	517
Capital Expenditures	120	100

Anticipated accretion in excess of $1.00 and $1.50 per share (based on full year impact) in fiscal years 2011 and 2012, respectively

(1) EBITDA includes certain Vought acquisition and purchase accounting adjustments, EBITDA does not include any impact of recently acquired Fabritech, Inc.

Pro Forma Capitalization

($ in millions)

	Amount	% of Total	PF CY x 2009 EBITDA	PF CY x 2009 EBITDAP
Senior Secured Debt	644	19%	1.4x	
Senior Unsecured Debt	400	12%	0.9x	
Subordinated Debt	368	11%	0.8x	
Total Debt	**$1,411**	**42%**	**3.2x**	
After-Tax Pension & OPEB Liability	629	19%		1.3x
Total Debt + After-Tax Pension & OPEB	**$2,040**	**61%**		**4.1x**
Equity to Vought Shareholders	461	14%	1.0x	
Triumph Shareholders' Equity	839	25%	1.9x	
Total Shareholders' Equity	**$1,300**	**39%**	**2.9x**	
Total Adjusted Capitalization	**$3,340**	**100%**		**6.8x**
Adjusted EBITDA (No Synergies) (1)			***$446***	
Adjusted EBITDAP (No Synergies) (1)(2)				***$494***

(1) Pro forma adjusted as of 12/31/09. EBITDA includes certain Vought acquisition and purchase accounting adjustments, EBITDA does not include any impact of recently acquired Fabritech, Inc.
(2) Includes add-back of pension / OPEB expense.

Vought Pension & OPEB Liabilities

Pension

- Vought underfunded pension liability estimated at approximately $565 million ($615 million as of 12/31/09, less assumed voluntary funding of $50 million)
- Vought sponsors five funded defined pension plans, some of which cover employees under collective bargaining agreements, and one small unfunded executive plan
  - All five pension plans are now frozen (no one hired after 1991 is accruing a benefit)
  - Approximately 14% of active population accruing a pension

OPEB

- Underfunded OPEB liability of $402 million as of 12/31/09
- Expected that obligation will decline over time based on structure of the plan
- OPEB liability has been reduced by $300 million (~43%) since 2004

Pension Liability ($ in millions)



Pension Liability
Pension Asset
$600
500
400
300
200
100
0
(100)
(200)
$565
$482
$386
$239
$130
$91
$120
$31
($31)
($40)
($18)
($60)
($131)
2009A
2010E
2011E
2012E
2013E
2014E
2015E
CYE Net Pension Liability (Asset)
Pension Cash
Pension Expense (Income)

OPEB Liability ($ in millions)



$800
700
600
500
400
300
$702
$641
$581
$529
$447
$402
2004A
2005A
2006A
2007A
2008A
2009A
Reported

Note: Amounts presented are pro forma assuming the impact of purchase accounting, the voluntary funding of $50 million of pension liability and other actuarial assumptions. Based on actuarial assumptions as of 12/31/09.

Why We Are Acquiring Vought

- **Creates a leading Tier One Capable Supplier with scale**
- **Acquire premier Aerospace franchise, adding substantial technical capabilities at an attractive valuation**
- **Excellent strategic fit**
- **Transaction expected to be accretive with immediate uplift in EPS, while maintaining financial flexibility**